UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 17, 2014

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX 75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

Joint Press Release Announcing Early Termination of the HSR Act Waiting Period and Filing of Joint Proxy Statement/Prospectus

On November 17, 2014, TGC Industries, Inc. (“TGC”) and Dawson Geophysical Company (“Dawson”) issued a joint press release announcing that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has been granted in connection with the previously announced proposed strategic business combination between TGC and Dawson.  Accordingly, the condition to the proposed combination relating to the expiration or termination of the HSR Act waiting period has been satisfied.  In addition, the press release announced that on November 6, 2014, TGC filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) that included a joint proxy statement of TGC and Dawson that also constitutes a prospectus of TGC.  The SEC granting effectiveness to the Registration Statement is a condition to the completion of proposed combination between TGC and Dawson.

The transaction remains subject to certain other closing conditions, including the approval of the merger by Dawson’s shareholders, the approval of the issuance of shares by TGC in connection with the merger, the amendment to TGC’s certificate of formation to effect the name change of TGC to Dawson Geophysical Company and the one-for-three reverse stock split of TGC’s common shares by TGC’s shareholders.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

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Important Information For Investors and Shareholders

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transactions contemplated by the merger agreement, including, with respect to Dawson, the proposed merger and, with respect to TGC, the proposed issuance of TGC common stock in the merger and an amendment to TGC’s certificate of formation, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration. On November 6, 2014, TGC filed with the SEC a registration statement on Form S-4 that included a joint proxy statement of Dawson and TGC that also constitutes a prospectus of TGC. After the registration statement has been declared effective and subject to the terms of the merger agreement, Dawson and TGC will mail the joint proxy statement/prospectus to their respective shareholders. Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may currently obtain free copies of the joint proxy statement/prospectus filed on November 6, 2014, and will be able to obtain free copies of any amendments to the joint proxy statement/prospectus and other documents containing important information about Dawson and TGC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, and investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972)

881-1099 or c/o Dennard-Lascar Associates at (713) 529-6600 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on December 18, 2013, as well as subsequent periodic reports filed with the SEC. Information about the directors and officers of TGC is set forth in the joint proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, TGC cautions that statements in this Form 8-K which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect TGC’s results of operations. These risks include but are not limited to the possibility that the transaction does not close when expected or at all because required shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of TGC and Dawson; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the volatility of oil and natural gas prices; dependence upon energy industry spending; industry competition; reduced utilization; delays, reductions or cancellations of service contracts; high fixed costs of operations and high capital requirements; external factors affecting TGC’s or Dawson’s crews such as weather interruptions and inability to obtain land access rights of way; whether either company enters into turnkey or dayrate contracts; crew productivity; the limited number of clients; credit risk related to clients; and the availability of capital resources. A discussion of these and other factors, including risks and uncertainties with respect to TGC is set forth in the registration statement on Form S-4 filed by TGC on November 6, 2014. TGC disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: November 17, 2014	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 17, 2014.